Exhibit 32.1

CERTIFICATION

I, Robert M. Kaminski, Chief Executive Officer, of LEINER HEALTH PRODUCTS INC. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 24, 2005, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2005

/s/ Robert M. Kaminski
Name: Robert M. Kaminski
Title: Chief Executive Officer